SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                              000-25207 59-3538257
          (Commission File Number) (I.R.S. Employer Identification No.)

                           200 Public Square Suite 700
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

        99.1 Press Release, dated August 13, 2004, issued by Davel Communications, Inc.


ITEM 9. REGULATION FD DISCLOSURE

        On August 13, 2004, Davel Communications, Inc. issued a press release announcing the operating results for the quarter ended June 30, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 13, 2004


                                                  DAVEL COMMUNICATIONS, INC.



                                                  By:/s/ Donald L. Paliwoda
                                                     ---------------------------
                                                  Name:  Donald L. Paliwoda
                                                  Title: Chief Financial Officer


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                                  EXHIBIT LIST

 Exhibit
   No.     Description
 -------   -----------

  99.1     Press Release, dated August 13, 2004, issued by Davel Communications,
           Inc.